SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                    Proxy Statement Pursuant To Section 14(a)
                     Of The Securities Exchange Act Of 1934


Filed by the Registrant   [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]       Preliminary Proxy Statement
[ ] Confidential, Use of the Commission Only (as permitted by Rule 14a-6(e)(2))Proxy Statement
[X]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[ ]       Soliciting Material Pursuant to Rule 14a-12

                                  Arkona, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
----- --------------------------------------------------------------------------


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)
----- --------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)       Title of each class of securities to which transaction applies:
        2)       Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        4)       Proposed maximum aggregate value of transaction:
        5)       Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:
        2)       Form, Schedule or Registration Statement No.:
        3)       Filing Party:
        4)       Date Filed:
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held December 13, 2001

                                  Arkona, Inc.

To the Shareholders of
Arkona, Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders of Arkona, Inc. (the "Company"), which will be held on Thursday, December 13, 2001, at 10 a.m., at the Country Inn & Suites, 10499 South Jordan Gateway, South Jordan, Utah (the "Annual Meeting"), for the following purposes, which are more fully described in the Proxy Statement accompanying this Notice:

         (i) To elect three members of the Board of Directors of the Company, each to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

         (ii) To consider and vote upon a proposal to ratify the appointment of Mantyla McReynolds, a Professional Corporation, as independent auditors of the Company for the fiscal year ending March 31, 2002; and

         (iii) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on October 22, 2001 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

         All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote, sign, date, and return the enclosed Proxy as promptly as possible in the enclosed postage-prepaid envelope. Shareholders attending the Annual Meeting may vote in person even if they have returned a Proxy.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/Alan Rudd
                                         -------------------------------------
                                            Alan Rudd, Chief Executive Officer
Dated: October 24, 2001


                                    IMPORTANT

         Whether or not you expect to attend the Annual Meeting in person, to assure that your shares will be represented, please complete, date, sign and return the enclosed proxy without delay in the enclosed envelope, which requires no additional postage if mailed in the United States. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

                                  Arkona, Inc.
                           10542 South Jordan Gateway
                                    Suite 200
                            South Jordan, Utah 84005


                              --------------------
                                 PROXY STATEMENT
                              --------------------

                       For Annual Meeting of Shareholders

                                December 13, 2001


                             SOLICITATION OF PROXIES

         This Proxy Statement is being furnished to the shareholders of Arkona, Inc., a Delaware corporation ("Arkona" or the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies from holders of outstanding shares of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held Thursday, December 13, 2001, and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying form of proxy are first being mailed to shareholders of the Company on or about October 31, 2001.

         The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone, facsimile transmission, e-mail or web posting. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Common Stock for the forwarding of solicitation materials to such beneficial owners, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.


                                     VOTING

Record Date

         The Board of Directors has fixed the close of business on October 22, 2001 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 16,922,230 shares of Common Stock. The holders of record of the shares of Common Stock on the Record Date are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. Accordingly, 16,922,230 votes are entitled to be cast on each matter submitted to a vote at the Annual Meeting.

Proxies

         Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted (i) FOR the election of each of the three director nominees; (ii) FOR the ratification of the appointment by the Board of Directors of Mantyla McReynolds to be the independent auditors of the Company for the fiscal year ending March 31, 2002; and (iii) in the discretion of the proxy holders as to any matters incident to the conduct of the Annual Meeting.

         A shareholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date, by filing with the Secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby in person at the Annual Meeting.

Quorum and Required Vote

         A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Annual Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or absence of a quorum.

         In the election of directors, the three nominees receiving the highest number of votes will be elected. The Company does not have cumulative voting for directors. Accordingly, abstentions and broker non-votes will not have the effect of being considered as votes cast against any matter considered at the Annual Meeting.

         The ratification of selection of an independent auditor and any other matter presented for approval by the shareholders generally will be approved, in accordance with Delaware law, if the votes cast in favor of the matter exceed the votes opposing such matter. As a result, abstentions and broker non-votes will not affect the outcome of any such matter.


                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Nominees for Election as Directors

         At the Annual Meeting, three directors of the Company constituting the entire Board of Directors are to be elected to serve until the next annual meeting of shareholders and until their successors shall be duly elected and qualified. If any of the nominees should be unavailable to serve, which is not now anticipated, the proxies solicited hereby will be voted for such other persons as shall be designated by the present Board of Directors. The three nominees receiving the highest number of votes at the Annual Meeting will be elected. Certain information with respect to each nominee for director is set forth below.


              Name                        Age                       Position                       Director Since
----------------------------------     -----------    -------------------------------------     ---------------------
Alan Rudd                                  49         CEO, Chairman of the Board                January 2000

Richard Holland                            40         President, Director                       November 2000

Bryan Allen                                34         Director                                  August 2000


         The following paragraphs sets forth certain biographical information about each of the foregoing:

         ALAN RUDD, 49, joined the Company as Chairman and Chief Executive Officer on January 1, 2000. Rudd brings more than 20 years experience in the computer industry to the Company. From March 1996 to November 1999, Rudd was the CEO of Vinca Corporation, a Utah-based company that provided continuous availability software for Microsoft-, Novell- and IBM-distributed network platforms. Under Rudd's leadership Vinca became a recognized worldwide leader in high availability solutions. In recognition of his achievements, Rudd was named Utah's 1999 Entrepreneur of the Year. Vinca was acquired by Legato Systems of Palo Alto, California (NASDAQ: LGTO) on July 31, 1999.

         In addition to building Vinca Corporation into a market leader, Rudd spent ten years in senior management positions at Novell where he helped to grow Novell into the worldwide leader in network computing with sales of more than $1.4 billion. His positions at Novell included Legal Counsel, Regional Manager, Area Director and Vice President of OEM Operations.

         Rudd has a bachelor's degree in Business Administration and Finance and a juris doctorate from Brigham Young University. Following law school, he spent seven years as in-house legal counsel for several corporations, including State Farm Insurance and Prime Computer, before joining Novell and moving into corporate management.

         RICHARD HOLLAND, 40, joined the Company in November 2000 and has been President of the Company since April 2001. Holland was formerly president and co-founder of Ensign Information Systems and has been designing and developing cutting-edge technology systems for more than 23 years. He wrote his first computer program at the age of 17 and has been a leading innovator since that time. As co-founder of Ensign, Holland was the chief system architect of their fully integrated business management software that has improved communications within organizations to improve customer relationships and profitability. Before starting Ensign in 1994, Holland was the national sales manager for Cars/Dyatron, a specialist in General Motors dealership software, from 1980 to 1994. Under his leadership sales increased more than 240% over a two-year period. Prior working at Cars/Dyatron, he was general manager of Advanced Computer Systems (ACS), the first company to introduce IBM PC-based systems for the automotive dealer industry.

         Holland has a Bachelor of Science degree in Tax Accounting and Finance from the University of Utah. He is also a Certified IBM Professional.

         BRYAN ALLEN, 34, is outside counsel to the Company and has served as director of the Company since August 2000. Since October, 2002, Allen has been of counsel at the law firm of Stoel Rives LLP in Salt Lake City, Utah, where he advises clients on corporate, securities, acquisition and other business matters. Prior to joining Stoel Rives LLP, Allen was a shareholder at the law firm of Parr Waddoups Brown Gee & Loveless in Salt Lake City, Utah. Allen received bachelors degrees, summa cum laude, from the University of Utah in Economics and Chinese Studies, received a masters degree in religion, cum laude, from the Yale Divinity School, and received his Juris Doctorate from Yale Law School.

Meetings and Committees

         During the fiscal year ended March 31, 2001, our Board of Directors met three times. All incumbent directors attended at least 75% of all board meetings and applicable committee meetings.

         The Company does not presently have a standing audit committee, nominating committee or compensation committee.

Director Compensation.

         Currently, non-employee directors are not compensated. The Company may provide stock options or other compensation to directors and officers in order to align the interests of these key personnel with the overall interests of the Company.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         In addition to Messrs. Rudd and Holland, whose biographies are set forth above, certain biographical information is furnished below with respect to the following executive officers and key employees of the Company and its subsidiaries:


              Name                        Age                       Position                       Officer Since
----------------------------------     -----------    -------------------------------------     ---------------------
Steve Russo                                43         Vice President of Operations, Chief       February 2000
                                                      Financial Officer

Jeffrey Swain                              43         Vice President of Strategic               February 2000
                                                      Relations

Blake Nielson                              41         Vice President - Client Services          November 2000


         STEPHEN L. RUSSO, 42, has been the Vice President of Operations and the Chief Financial Officer of the Company since February 2000. He is a CPA, and his education and experience in accounting and operations span more than 19 years and include expertise in financial system design and implementation with significant experience in SEC disclosure and compliance. From October 1992 to October 1999, Russo served as vice president of operations and CFO of Vinca Corporation, where he was instrumental in growing the company to the worldwide leader in high availability solutions. From September 1989 to October 1992, Russo served as president of Merisoft, a high-tech voice recognition company, where he was also instrumental in growing the company and selling it for a substantial profit. Russo is a graduate of Brigham Young University with a degree in Accounting.

         JEFFREY L. SWAIN, 41, has been Vice President of Strategic Relations for the Company since February 2000. Swain brings more than twelve years of sales experience in the network computing industry having served as Director of Channel Sales for Legato Systems, Inc., a leader in enterprise storage management, from January 1999 to February 2000. While at Legato, Jeff increased channel sales over 40% in less than six months. He managed the inside sales team and in one sales promotion his team increased software maintenance sales by 400%. Swain has shown an in-depth knowledge of selling through a channel and has developed strong and sustained relationships with the key channel partners in this industry. Prior to working at Legato, he was a Major Market Account Manager for Informix in the Southeastern region from April 1996 to December 1997. He proved his ability to sell to large complex companies such as Walt Disney World, W.R. Grace and the State of Florida. Swain also sold a site license to twelve counties in Florida to be used for statewide electronic ticketing. Jeff developed particular expertise in selling to state and local government entities as State and Local Government Sales Manager for Novell from July 1994 to April 1996. He and his team sold a master site license agreement to seventeen of the twenty top states in the United States, plus multi-million dollar site licenses to the EPA and US Courts. Swain attended Brigham Young University with an emphasis in Business Management and Psychology.

         In addition to the foregoing directors and executive officers, the following employees are expected to make a significant contribution to the business of the Company:

         BLAKE NIELSON, 40, Vice President--Client Services and founder of Ensign Information Systems, brings over 14 years of experience in client services with other automotive industry related companies. He is responsible for customer satisfaction through successful product installations, client training and ongoing product support and maintenance. Before becoming part of the Company, Blake was one of the founders of Ensign Information Systems and the vice president of operations. He has proven his ability to start a company from the beginning and make it successful financially and technologically. Before founding Ensign in 1994, Nielson was the regional director of Client Services for Sunguard Business System beginning in 1992. Prior to Sunguard, Nielsen was head of Client Services at Advanced Computer Systems from 1990 to 1992.

         Nielson has a Bachelor of Science degree from Brigham Young University in Financial Planning and an AS/400 Certified Specialist. He also served on the Internal Revenue Service Technology Committee for one term.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table summarizes the compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer, as well as all other executive officers of the Company whose aggregate compensation for the fiscal year ended March 31, 2001 exceeded $100,000 (collectively, the "Named Executive Officers").




                                         Annual Compensation                      Long-Term Compensation
                                         -------------------                      -----------------------
                                                                                  Awards                        Payouts
                                                                        -------------------------     ----------------------------
                                                            Other
                                                            Annual       Restricted    Securities                      All Other
Name and Principal                       Salary  Bonus     Compensa-       Stock       Underlying      LTIP Payouts   Compensation
    Position                    Year      ($)     ($)       tion($)      Award(s)($)    Options            ($)            ($)
-------------------             ----     ------  -----     --------     -----------    ----------      -----------    -------------
Alan Rudd, CEO                  2001    205,800    --          --            --            --              --               --
                                2000     56,250    --          --            --            --              --               --
                                1999       --      --          --            --            --              --               --

Stephen L. Russo, VP of         2001    113,750    --          --            --          25,000            --               --
Operations and CFO              2000     21,666    --          --            --         125,000            --               --
                                1999       --      --          --            --            --              --               --

Jeffrey Swain, VP of            2001    136,711    --          --            --          25,000            --               --
Strategic Relations             2000    26,666     --          --            --         100,000            --               --
                                1999      --       --          --            --            --              --               --

Arthur Dearing, VP of           2001    115,945    --          --            --          25,000            --               --
Worldwide Business              2000    20,833     --          --            --         100,000            --               --
Development*                    1999      --       --          --            --            --              --               --

*Mr. Dearing's employment with the Company terminated after March 31, 2001.

Option Grants in Last Fiscal Year

         The following table sets forth-individual grants of options to acquire shares of Common Stock made by the Company to the Named Executive Officers during the fiscal year ended March 31, 2001.


                                                    Percent of Total
                                                   Options Granted to
                                                   Employees in Fiscal
   Name                      Options Granted              Year              Exercise Price         Expiration Date
-----------                  ---------------           ---------            --------------         ---------------
Alan Rudd                          --                      --                     Nil                    Nil

Stephen Russo                    25,000                   3 %                    $0.30                 10/1/06

Jeffrey Swain                    25,000                   3 %                    $0.30                 10/1/06

Arthur Dearing*                  25,000                   3 %                    $0.30                 10/1/06


*Mr. Dearing's employment with the Company terminated after March 31, 2001. Aggregated Option Exercises and Year-end Option Values

         The following table provides information regarding options held by the Named Executive Officers as of March 31, 2001 and options exercised by them during the year ended March 31, 2001:



                                                                                            Value of Unexercised
                                                         Unexercised Options at            In-the-money Options at
                        Securities                          March 31, 2001                     March 31, 2001(*)
                        Acquired on    Aggregate    -------------------------------  -------------------------------------
                         Exercise       Value       Exercisable      Unexercisable
 Name and Position         (#)         Realized          (#)              (#)            Exercisable       Unexercisable
---------------------- ------------- -------------- -------------- ----------------- -------------------- ----------------

Alan Rudd, CEO              Nil            Nil           Nil             Nil                 Nil                Nil
---------------------- ------------- -------------- -------------- ----------------- -------------------- ----------------

Stephen L. Russo, VP        Nil            Nil         100,000          15,000             $21,000              Nil
of Operations and CFO                                  35,000                                Nil
---------------------- ------------- -------------- -------------- ----------------- -------------------- ----------------

Jeffrey Swain, VP of        Nil            Nil         25,000           50,000             $5,250             $10,500
Strategic Relations                                    35,000           15,000               Nil                Nil

---------------------- ------------- -------------- -------------- ----------------- -------------------- ----------------

Arthur Dearing, VP          Nil            Nil         25,000           50,000             $5,250             $10,500
of Worldwide                                           35,000           15,000               Nil                Nil
Development**
---------------------- ------------- -------------- -------------- ----------------- -------------------- ----------------

* On March 30, 2001, the closing sale price for a share of ARKONA common stock on the OTC Bulletin Board was $.51 per share.

** Mr. Dearing's employment with the Company terminated after March 31, 2001.

Employment Agreements and Change of Control Arrangements

         The Company does not currently have written employment agreement with any of its Named Executive Officers.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain founding shareholders, specifically, Marty Alfred, Bruce Baird, Jeffrey Barlow, John Blumenthal, Tim Kapp, Stephen Russell, Dave Valenti, Gary Wright and John Zollinger, obtained Common Stock in return for contributions and development of the Company's predecessor, Arkona, L.L.C., which was subsequently merged into The Thorsden Group Ltd., renamed Arkona, Inc. and later renamed Arkona, Inc. These founding shareholders received a total of 7,000,000 shares of Common Stock and then, collectively, entered into an agreement with Caldera Holding Company, L.C., wherein Caldera was given the right to grant derivative options to third parties with respect to 3,761,500 (reduced to 1,550,000 as a result of buybacks of founder's shares) of such shares in order to encourage the development and increased productivity of the Company. Holders of the shares underlying the derivative options are entitled to dividends and distributions with respect to such shares until the options are exercised. However, Caldera has been granted dispositive voting power with respect to all shares subject to its agreement with the founding shareholders so long as the agreement remains in place. The agreement expires upon the earlier of January 2003 and Caldera's award of the last of the derivative options, at which time voting power returns to the founding shareholders. As an inducement to the new management team of ARKONA to join the Company, Caldera has granted the following officers the number of derivative options following each of their names: Steve Russo (100,000), Jeff Swain (75,000), and Arthur Dearing (75,000). Caldera granted 1,087,500 derivative options gifted to Alan Rudd, who transferred such options to the Company in December 2000.

         Bryan Allen, Director, is of counsel with the law firm of Stoel Rives LLP. Mr. Allen provides legal services to the Company when, if and as requested by the Company. During the fiscal year ended March 31, 2001, Stoel Rives billed the Company for $27,777 in legal services.

         Alan Rudd, CEO and Director, has loaned the Company $495,000 at a 14% interest rate under a series of promissory notes due between April 16, 2002 and July 18, 2002. Such notes are convertible into shares of our common stock at the rate of $.20 of principal and interest per share. Accumulated interest as of March 31, 2001 was $9,128.

         On November 9, 2000 the Company entered into an Asset Purchase and Sale Agreement with Ensign Information Systems. Pursuant to such agreement, we issued 1,500,000 shares of common stock (adjusted to reflect the reverse split) for substantially all of the assets of Ensign, including intellectual property. Richard Holland and Blake Nielson, who joined the Company following its acquisition of Ensign and are currently serving as President and Vice President--Client Services respectively, each owned 50% of the outstanding common stock of Ensign at the time our acquisition of the Ensign assets was consummated.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Holders

         The following table sets forth information as of October 15, 2001 with respect to the beneficial ownership of shares of the Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, by each director or nominee, by each of the Named Executive Officers and by all directors and officers as a group. Unless otherwise noted, each person named has sole voting and investment power with respect to the shares indicated.


                                                                                   Beneficial Ownership
                                                                        -----------------------------------------------
                                                                                 As of October 15, 2001(1)

          Name and Address of Beneficial Owner                          Number of Shares         Percentage of Class(2)
          ------------------------------------                          ----------------         ----------------------
         Directors and Named Executive Officers

         Alan Rudd  (CEO and Director)
         6769 Walker Mill Drive
         Salt Lake City, UT 84124                                           4,118,316(3)                  21.2%

         Richard Holland (President and Director)
         3257 Shelby Court
         Salt Lake City, UT  84121                                            573,000                     3.4 %

         Bryan Allen (Director)
         2172 East Kensington Avenue
         Salt Lake City, UT  84093                                              Nil                       Nil

         Blake Nielsen (VP - Client Services)
         10073 Silver Streak Dr.
         South Jordan, UT 84095                                               360,000                     2.1 %

         Stephen Russo ( VP-Operations and CFO)
         530 South 330 West
         Orem, UT  84058                                                      183,000(4)                  1.1 %

         Jeffrey Swain (VP-Strategic Relations)
         1236 East 1440 South
         Spanish Fork, UT 84660                                               110,000(5)                      *

         Principal Holders of Common Stock

         Caldera Holdings LLC
         36 South State St.
         Suite 2000
         Salt Lake City, UT 84111                                           1,550,000(6)                 10.7 %

         All officers and directors as a group (8 persons)                  5,344,316(7)                 27.1 %

* Indicates the ownership of less than 1% of the outstanding common stock.
---------------------------

(1) Beneficial ownership as a percentage of the class for each person holding options, warrants or other rights exercisable within 60 days of October 15, 2001 has been calculated as though shares of Common Stock subject to such options were outstanding, but such shares have not been deemed outstanding for the purpose of calculating the percentage of the class owned by any other person.

(2) The percentage indicated represents the number of shares of Common Stock, warrants and options exercisable within 60 days held by the indicated shareholder divided by the sum of (a) the number of shares subject to options exercisable by such shareholder within 60 days and (b) 16,922,230, which is the number of shares of Common Stock issued and outstanding as of October, 2001.

(3) Includes 2,475,000 shares that are issuable upon conversion of the $495,000 in convertible notes that Mr. Rudd has purchased from the Company. The notes are convertible at the option of the holder at the rate of $.20 in principal or interest per share.

(4) Includes 35,000 options issued under the Company's option plan with an exercise price of $0.60 and 100,000 options granted to Mr. Russo by Caldera with an exercise price of $0.30 per share. See "Certain Relationships and Related Transactions."

(5) Includes 35,000 options issued under the Company's option plan with an exercise price of $0.60 and 75,000 options granted to Mr. Swain by Caldera. See "Certain Relationships and Related Transactions."

(6) Caldera became beneficial owner of such shares pursuant to an agreement with certain founding shareholders of the Company described in this Proxy Statement under the heading "Certain Relationships And Related Transactions." Although Caldera does not have the right to receive any dividends or financial benefits associated with such shares, Caldera is considered the beneficial owner of the shares subject to its agreement with the founding shareholders because it has dispositive power and voting power with respect thereto.

(7) Includes 2,882,500 options to purchase Common Stock exercisable within 60 days of October 15, 2001.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, as well as persons who beneficially own more than ten percent of the Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that no forms other than the following were delinquent or were not filed during the most recent fiscal year or prior years (to the extent not previously disclosed): (a) Steve Russo was obligated to file Forms 4 on January 10, 2001, February 10, 2001 and March 10, 2001; a Form 4 reporting such transactions was filed on or about August 30, 2001; (b) Alan Rudd was obligated to filed Forms 4 on January 10, 2001, March 10, 2001 and May 10, 2001; a Form 4 reporting such transactions was filed on or about August 30, 2001; (c) Richard Holland was required to filed a Form 3 in May 2001; the Company has no record of such Form 3 having been filed.

PROPOSAL NO. 2 -  RATIFICATION OF APPOINTMENT OF INDEPENDENT  PUBLIC ACCOUNTANTS
                  AND CHANGES IN INDEPENDENT PUBLIC ACCOUNTANTS

Independent Auditors

         The Company's independent auditors for the fiscal year ended March 31, 2001 were Mantyla McReynolds, a Professional Corporation ("Mantyla McReynolds"). The Board of Directors has determine to continue the appointment of Mantyla McReynolds as the Company's independent auditors for the fiscal year ended March


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31, 2001 and is seeking  ratification of such  appointment.  Mantyla  McReynolds will not be present at the Annual Meeting and, accordingly, will not have the opportunity to make a statement if they so desire or be available to respond to appropriate questions.

Change in Auditors

Appointment of Arthur Anderson in August 2000.
---------------------------------------------

         (a) The Company dismissed Mantyla McReynolds as its independent public accountants as of August 2, 2000. The decision to change the Company's independent public auditors was recommended by management and approved by the Board of Directors. In connection with the audit of our financial statements for the fiscal years ended March 31, 1999 and March 31, 2000, there were no disagreements with Mantyla McReynolds on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to Mantyla McReynolds's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit reports of Mantyla McReynolds on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended March 31, 1999 and March 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         (b) Pursuant to the recommendation of management and the approval of the Board of Directors, the Company appointed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants for the fiscal year ended March 31, 2001 effective August 3, 2000. No consultations occurred between the Company and Arthur Andersen during the two fiscal years and any interim period preceding the appointment of Arthur Andersen regarding the application of accounting principles, the type of audit opinion that might be rendered or other accounting, auditing or financial reporting issue.

         (c) The Company requested that Mantyla McReynolds and Arthur Anderson LLP review the foregoing disclosure regarding the change in the Company's accountants, and that to the extent required by the regulations promulgated by the SEC, they express an opinion on whether they agree with such disclosures. Arthur Anderson LLP was not required to provide a response pursuant to such regulations and did not elect to submit a voluntary response. Mantyla McReynolds's response is set forth below:

         We were previously the independent public auditors for Sundog Technologies, Inc. and, under the date of June 12, 2000, we reported on the financial statements of Sundog Technologies, Inc. and its subsidiaries Arkona, Inc. and Qui Vive, Inc. as of March 31, 2000. On August 3, 2000, our appointment as independent public auditors was terminated.

         We have read the Company's statements included under Ratification of Selection of Independent Public Accountants and Changes in Independent Public Accountants in its Proxy Statement with respect to its Annual Meeting of Shareholders scheduled to be held on October 12, 2000, and we agree with such statements, except we are not in a position to agree or disagree with the Company's statement that the change was recommended and approved by the board of directors or that no consultations occurred between the Company and Arthur Andersen, LLP, regarding the application of accounting principles or the type of opinion that might be rendered. We consent to the incorporation by reference of our report dated June 12, 2000, into the aforementioned Proxy Statement.

Appointment of Mantyla McReynolds in September 2000.
----------------------------------------------------

         (a) The Company dismissed Arthur Andersen as independent public accountants of the Company effective September 26, 2000. The decision to change the Company's independent public accountants was recommended by management and approved by the Board of Directors of the Company. Because Arthur Andersen had only recently been engaged by the Company, Arthur Anderson did not complete an audit of the Company's financial statements for any period and did not issue any opinion with respect to any financial statements of the Company. In connection with the services provided by Arthur Andersen to the Company, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to Arthur Andersen's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         (b) Pursuant to the recommendation of management and the approval of the Board of Directors, the Company decided to re-appoint Mantyla McReynolds effective September 27, 2000 as the Company's independent public accountants for the fiscal year ending March 31, 2001. Because Mantyla McReynolds were the Company independent public accountants for the fiscal years ended March 31, 2001 and March 31, 1999 and the interim period ended August 2, 2000, the Company routinely consulted with Mantyla McReynolds, as its then-current independent public accountants, during such period regarding the application of accounting principles, the type of audit opinion that might be rendered and other accounting, auditing or financial reporting issue during such periods.

         (c) The Company requested that Mantyla McReynolds and Arthur Anderson LLP review the foregoing disclosure regarding the change in the Company's accountants, and that to the extent required by the regulations promulgated by the SEC, they express an opinion on whether they agree with such disclosures. Mantyla McReynolds was not required to provide a response pursuant to such regulations and did not elect to submit a voluntary response. The response of Arthur Anderson LLP is set forth below:


         We have read paragraph (a) of Item 4 included in the Form 8-K dated September 26, 2000 of Sundog Technologies, Inc. [i.e. paragraph (a) immediately above] to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Audit Fees

         The aggregate fees for professional services rendered by Mantyla McReynolds in connection with its audit of the Company's consolidated financial statements and reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-QSB for fiscal year ended March 31, 2001 year were $9,800.

Financial Information Systems Design and Implementation Fees

         Mantyla McReynolds did not provide to the Company any services related to financial systems design and implementation during fiscal 2001.

All Other Fees

         Mantyla McReynolds did not provide to the Company any other services.

         The  Board  of  Directors   recommends  that   shareholders   vote  FOR
ratification  of  the  appointment  of  Mantyla   McReynolds  as  the  Company's
independent auditor for the current fiscal year ending March 31, 2002.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.


                            PROPOSALS OF SHAREHOLDERS

         In order to be included in the proxy statement and form of proxy relating to the Company's annual meeting of shareholders to be held in 2002, proposals that shareholders intend to present at such annual meeting must be received by the corporate secretary of the Company, at the Company's executive offices, 10542 South Jordan Gateway, Suite 200, South Jordan, Utah, 84095 no later than August 1, 2002. Any shareholder proposal also must be proper in form and substance, as determined in accordance with the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. Pursuant to rules adopted by the SEC, if a shareholder intends to propose any matter for a vote at the Company's annual meeting of shareholders to be held in the 2002 calendar year, but fails to notify the Company of such intention prior to September 15, 2002, then a proxy solicited by the board of directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.


                             ADDITIONAL INFORMATION

         The Company will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of such person, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2000, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested and payment is made for actual reproduction costs of such exhibits), required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to Stephen Russo at 10542 South Jordan Gateway, Suite 200, South Jordan, Utah, 84005, phone number: 801.501.7100, facsimile number: 801.501.0701.

                                      PROXY
                                  Arkona, Inc.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alan Rudd and Steve Russo, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of Arkona, Inc., a Delaware corporation (the "Company"), held of record by the undersigned on October 22, 2001, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Country Inn & Suites, 10499 South Jordan Gateway, South Jordan, Utah, on Thursday, December 13, 2001, at 10:00 a.m. MST, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1. ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Company and until their respective successors shall have been duly elected and shall qualify.

? FOR all nominees listed below (except as marked to the contrary).

? WITHOUT AUTHORITY to vote for all nominees listed below.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

ALAN RUDD                 RICHARD HOLLAND                  BRYAN ALLEN

2. PROPOSAL TO RATIFY the appointment of Mantyla McReynolds as independent auditors of the Company for the fiscal year ending March 31, 2002.

[ ]   FOR                   [ ]   AGAINST                 [ ]  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon matters incident to the conduct of the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE AND FOR THE RATIFICATION OF THE APPOINTMENT OF MANTYLA MCREYNOLDS AS INDEPENDENT AUDITORS OF THE COMPANY.

Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.

DATED: _________________________________,  2001



---------------------------              ---------------------------------------
Signature                                Signature if held jointly

 (Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)



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